Exhibit 10.3







                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                BFP TEXAS, LTD.

                                      AND

                          PROMOTA INTERNATIONAL, INC.

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into this 9th day of January 2006, by and between Promota International, Inc. (hereinafter "Promota" or "Seller"), a Delaware corporation with an address at 5115 Oak Shadow Court, Dallas, Texas 75287 and BFP Texas, Ltd., (hereinafter, "BFP" or the "Buyer"), a Texas Limited Partnership, with an address at 20022 Creek Farm, San Antonio, Texas 78259. Promota and BFP shall be hereinafter collectively referred to as the "Parties" or individually as the "Party".

                                    RECITALS

     WHEREAS, Promota is the holder of twenty million, four hundred seventy six thousand (20,476,000) shares, or approximately ninety-two (92%) of International Test Systems, Inc., a Delaware Corporation (hereinafter "ITS" or "Company");

     WHEREAS,  Promota  wishes  to  sell  its  shares  in  ITS;

     WHEREAS,  BFP,  or  its  assigns,  wishes  to  buy Promota's shares in ITS;

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the Parties hereto agree as follows:

A.   CASH  PAYMENT  AND  DELIVERY  OF  SHARES.
     -----------------------------------------

     1. At the Closing (as the term "Closing" is defined in Section 3, below) Promota shall deliver to BFP all right, title and interest in and to twenty million, four hundred seventy six thousand (20,476,000) shares, or approximately ninety-two (92%) of the capital stock, or the equivalent amount of shares of common stock or convertible preferred stock that will convert into an equity stake in ITS of ninety two percent (92%), in exchange for a cash payment of two hundred seventeen thousand five hundred Dollars ($217,500.00) (the "Cash Payment"), according to the terms of this Agreement, but specifically excluding any and all outstanding payables of the Company, if any, as detailed on the attached Schedule 1, as well as all costs of Promota related to this Agreement and the Closing herein. At the Closing BFP shall reissue to Warren Kirshenbaum fifty thousand (50,000) shares of ITS stock, previously evidenced by stock certificate C-37, but redeemed and cancelled.

     2. The parties agree hereto that the Cash Payment described herein represents a price to Promota of $.01062 per share

B.   Earnest  Money  Deposit.  The  parties  hereto  acknowledge the receipt and
     -----------------------
     sufficiency by seller's attorney of Five Thousand and no/100 dollars ($5,000.00) which represents a refundable Earnest Money Deposit by and from BFP. BFP shall have the right to terminate this Agreement for any reason whatsoever for a period of 15 business days (the "Due Diligence Period") after BFP's receipt of a signed original of this Agreement by representatives of Promota. The parties agree that should BFP terminate the Agreement under this paragraph, the Earnest Money Deposit shall be returned to BFP, without interest, within 10 days of BFP's notice of termination to Promota's representative.

C.   ADDITIONAL  CASH  DEPOSIT.   At the  expiration of the Due Diligence Period
     -------------------------
     above,  BFP  shall  be  obligated  to  either:

     1.   Terminate  this  Agreement  as  per  Paragraph  B.  above,  or;
     2. Deposit an additional Twenty Thousand and no/100 ($20,000.00) Dollars with Promota's attorney, to be held in escrow for the benefit of Promota. This Additional Cash Deposit, when combined with the Earnest Money Deposit, shall represent a total of Twenty-Five thousand and no/100 dollars ($25,000.00), all of which shall be nonrefundable to BFP and shall be retained by Promota as liquidated damages should BFP breach this Agreement and fail to close under the terms herein. BFP shall be entitled to an extension of the feasibility period for a period of ten (10) business days with the deposit with Promota's representative of an additional five thousand ($5,000) Dollars (the "Extension Payment"), which amount shall be part of the Earnest Money Deposit and subject to the same terms thereof. If an Extension Payment is made, the remainder of the Earnest Money Deposit to be made pursuant to this Paragraph C2 shall be reduced to fifteen thousand ($15,000) Dollars, for a total Earnest Money Deposit of Twenty-Five Thousand ($25,000) Dollars.

D. Simultaneous with BFP's nonrefundable deposit, Promota shall deliver to BFP's counsel, to be held in escrow for the benefit of BFP, stock certificates, duly executed for transferal, representing 100% of Promota's shares in ITS, that being twenty million, four hundred seventy six thousand (20,476,000) shares of capital stock of ITS.

E.   ADDITIONAL  TERMS.
     ------------------

     1.   Board Assignments.  Simultaneous  with  the  execution  of  this
          -----------------
          Agreement by Promota, a majority of the Board of Directors of ITS, shall name Carey Birmingham as President, Chief Executive and Director of ITS for a period to be determined by this agreement. The resolution authorizing Mr. Birmingham's appointment is attached hereto as Exhibit A.

     2.   Resignations.  If  Closing  does  not  occur  as  contemplated herein,
          ------------
          or this Agreement is terminated by the parties for any reason, Mr. Birmingham shall immediately tender his resignation as President in a form of resignation attached hereto as Exhibit B. In the event that Closing does not occur as contemplated herein and Mr. Birmingham remains a director of ITS, the Board of Directors of ITS will be increased to four (4) persons and a tiebreaker person should be named to cast a vote in time of deadlock of the Board of Directors.

F.   CLOSING.  Unless  extended  by  mutual  agreement,  the  Closing  of  the
     -------
     transaction contemplated hereby shall be held no later than March 30, 2006, at 5:00 p.m. Eastern Standard Time, simultaneously and electronically at the law offices of Buyer's and Seller's counsel, or at such other place, or on such other date as shall mutually be agreed to in writing by the Parties. The date on which the Closing occurs is herein referred to variously as the "Closing Date" and the "Closing." At such time and place, BFP, or its assigns, shall deliver to Promota, by cashier's check or wire transfer all made payable to Kirshenbaum & Kirshenbaum, PLLC, as attorneys for Promota International, Inc., the balance of a Cash Payment of one hundred ninety two thousand five hundred and no/100 dollars ($192,500.00). In addition, BFP shall direct Promota's counsel to deliver the balance of the Good Faith Deposit and Additional Cash Deposit to Promota.

G.   REPRESENTATIONS  AND  WARRANTIES  OF PROMOTA. Promota hereby represents and
     --------------------------------------------
     warrants  to  BFP  as  follows:

     1.   Good and  Marketable  Title.  Promota  has  good and marketable title,
          ---------------------------
          as well as all rights and interest in the 20,476,000 shares it intends to deliver to BFP and such shares have not in any form or fashion been pledged, collateralized, hypothecated or otherwise secured.

     2.   Organization,  Qualification.  Promota  is  or  will  become  a
          ----------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the failure to so qualify would have a material adverse effect on its business as presently conducted and as proposed to be conducted.

     3.   Capitalization.  As  of  the  Closing  Date, Promota, by virtue of its
          --------------
          controlling  interest  in  ITS,  represents  and warrants to BFP that:

          (a) ITS' stock consists of 50,000,000 shares of Common Stock, of which no more than 22,357,000 shares has been issued and outstanding, or will be issued on the date of Closing;
          (b)  Promota  has  not  modified  the  capitalization  of  ITS;
          (c) All such outstanding shares of ITS capital stock have been duly authorized, validly issued, fully paid and nonassessable and are not subject to any preemptive rights created by statute, the Articles of Incorporation or Bylaws of ITS or any agreement to which ITS or Promota is a party or by which they are bound.

     4.   Authority  Relative  to  this  Agreement.  Promota  by  its authorized
          ----------------------------------------
          signatory hereto has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Promota, and constitutes a valid and legally binding obligation of ITS. No other actions or proceedings on the part of ITS are necessary for ITS to authorize this Agreement, or to consummate the transactions contemplated herein.

     5.   Litigation  .Except  as  set  forth  on  Exhibit  C, neither  ITS  nor
          ----------
          Promota is engaged in, nor has been threatened with, any material litigation (which for this purpose shall mean a potential liability in excess of $5,000 or potential liabilities in the aggregate in excess of $5,000), arbitration, investigation or other legal proceeding relating to ITS or its business as it is now conducted, its property, or any action or proceeding wherein an existing judgment or order against ITS would restrict, lien, or eliminate their ability to currently and immediately transfer the Shares as detailed herein, nor, to the knowledge of ITS, is there any valid basis for any such proceeding.

     6.   Indemnification.    Promota    shall,   with   respect   to   the
          ---------------
          representations, warranties, covenants and agreements made by it hereby, indemnify, defend and hold Buyer harmless from and against all liability, loss or damage (including any diminution in the value of the Shares), together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of Promota or, by virtue of its controlling interest in ITS contained in this Agreement or the assertion of any claims relating to the foregoing. A reasonability test shall be applied to the Paragraph. This paragraph shall not survive the Closing anticipated herein.

     7.   Compliance  with  Contracts.  Promota  has  performed,  and caused ITS
          ---------------------------
          to perform, all material obligations required to be performed by it as of the date of this Agreement under each material contract, obligation, commitment, agreement, undertaking, arrangement or lease referred to in this Agreement, and are not in default hereunder. This Agreement and the actions contemplated thereby will not conflict with, or result in a breach of the terms, conditions or provisions of any such material agreement or cause any acceleration of maturity of any such material agreements.

     8.   Compliance  with  Laws.  Promota  has  substantially  complied,  and
          ----------------------
          caused ITS to comply, with all laws, regulations, judgments, decrees or orders of any court or governmental agency or entity applicable in any material respect to the conduct of its business.

     9.   Permits,  Authorizations,  Consents  and  Approvals;  No  Violations.
          ---------------------------------------------------------------------
          To the best of its knowledge, neither the execution and delivery of this Agreement by Promota nor the consummation by Promota and ITS of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the Articles of Incorporation or Bylaws of ITS, (ii) result in a material breach or default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license agreement, lease or other material contract, instrument or obligation to which ITS is a party or by which ITS or any of its assets may be bound, (iii) or violate in any material respect any statute, rule, regulation, order, writ, injunction or decree applicable to ITS or any of its assets, or (iv) result in the creation of any material (individually or in the aggregate) liens, charges or encumbrances on any of the material assets of ITS.

     10.  Undisclosed  Liabilities.  By  virtue  of  its controlling interest in
          ------------------------
          ITS, Promota represents and warrants that ITS does not have any material liabilities, whether absolute, accrued, contingent or otherwise, and whether due or to become due, except for those liabilities which (a) are accrued or fully reserved against its balance sheet of the ITS Financials or (b) are of a normally recurring nature and were incurred after December 31, 2002 in the ordinary course of business consistent with past practice. Exhibit D lists all liabilities of ITS incurred after September 30, 2003 which are of a type required to be disclosed or reflected in financial statements and which either (i) are not in the ordinary course of business to (ii) exceed with respect to any single transaction or single series of transactions. Pursuant to this paragraph a material liability shall mean a liability exceeding five thousand ($5,000) Dollars.

     11.  Ordinary  Course.  By  virtue  of  its  controlling  interest  in ITS,
          ----------------
          Promota represents and warrants that since September 30, 2003, ITS has conducted its business only in the ordinary course and in a normal manner consistent with past practice.

     12.  Dividend  payments;  Expenditures.  By  virtue  of  its  controlling
          ---------------------------------
          interest in ITS, Promota represents and warrants that ITS has not made any dividend payments or any other distribution on or with respect to its capital stock, nor has it made any expenditures in excess of $10,000.00, other than for payroll, legal fees and consulting and related charges.

H.   REPRESENTATIONS  AND  WARRANTIES  OF  BUYER.  Buyer  hereby  represents and
     -------------------------------------------
     warrants  to  Promota:

     1.   Organization.  BFP  Texas,  Ltd.  (a)  is  a  limited  partnership (i)
          ------------
          duly organized, validly existing and in good standing under the laws of the State of Texas, and (ii) duly qualified and in good standing as a foreign entity in each state in which it does business, except where the failure to so qualify would not have a materially adverse effect on its business or assets, and (b) has the power and authority to own its properties and to carry on its business as now being conducted.

     2.   Authority,  Binding  Agreement.  This  Agreement  has been approved by
          ------------------------------
          the General Partner of BFP. No consents, authorizations or approvals, whether of a governmental agency or instrumentality or otherwise, are necessary in order to enable BFP to enter into and perform this Agreement. This Agreement constitutes legal, valid and binding obligations of BFP and is enforceable against BFP in accordance with its terms.

     3.   Litigation.   There   is   no   suit,   action  or  other  legal  or
          ----------
          administrative proceeding pending or threatened against BFP, and to its knowledge, no circumstances exist or have occurred which may lead to any suit, action, proceeding or investigation which could materially and adversely affect its business, assets or financial condition. BFP has received no notice from any federal, state or local governmental agency asserting any violation by BFP of any law, ordinance or regulation.

I.   CONDITIONS  PRECEDENT  TO CLOSING. The obligations of the Parties hereunder
     ---------------------------------
     are subject to the satisfaction at by the Closing of each of the conditions set forth below. Any of such conditions may be waived by the other party but only in writing.

     1.   Promota  to  Deliver  Documents.  As  a  specific  condition precedent
          -------------------------------
          to Closing, Promota will provide or, by virtue of its controlling interest in ITS cause ITS to provide, any and all relevant documentation that Buyer might reasonably request to evidence the representations and warranties described in this Agreement and complete a thorough financial picture of ITS. Such documentation shall include, but not be limited to, all documents, corporate and financial records of ITS that Buyer deems necessary or appropriate to evaluate the business, operations and assets of ITS and which may be required for Buyer to complete audited and reviewed financial statements of ITS to its current, most recent fiscal quarter.

     2.   Compliance  with  Terms.  On  the  Closing  Date,  all  the  terms,
          -----------------------
          conditions and covenants of this Agreement to be complied with and performed by the respective Parties shall have been complied with and performed in all material respects.

     3.   No Material  Change.  There  shall  be  no  material  changes  to  the
          -------------------
          Representations and Warranties of Para. E herein, nor shall be any material change in the business, assets, liabilities or financial condition of ITS.

     4. Completion. Completion of the Closing of this transaction, as ---------- contemplated by this Agreement, shall be subject to the final completion of due diligence by BFP Texas, Ltd., in order to ensure that ITS is in current, regulatory compliance with the securities laws of United States Securities and Exchange Commission
          (SEC) and that ITS shall have the ability to comply with the regulations of the National Association of Securities Dealers (NASD) for possible listing on the OTC-BB or such other Exchange that BFP may choose.

J.   DOCUMENTS  TO  BE  DELIVERED  AT  CLOSING.
     ------------------------------------------

     1.   Deliverables  of  Promota.  At  the  Closing,  Promota shall cause ITS
          -------------------------
          shall deliver to Promota the following documents in form and substance satisfactory to BFP's counsel:

          (a) a copy of all resolutions of the Board of Directors and of the Shareholders of Promota authorizing the sale of its shares of ITS stock to be sold pursuant to this Agreement as well as all resolutions authorizing the execution, delivery and performance of this Agreement, attached hereto and made a part hereof as Exhibit E and Exhibit F.
          (b) any additional documents, resolutions or minutes BFP may reasonably request.

K.   INDEMNIFICATION.
     ----------------

     1.   Obligation  of  the  Board  of  Directors  and Shareholders of Promota
          ----------------------------------------------------------------------
          to  Indemnify.  The Board of Directors and shareholders of Promota, as
          -------------
          of the date of this Agreement, jointly and severally, shall indemnify, defend and hold harmless BFP, its partners and their respective assigns from and against any and all liabilities, losses, claims, damages, costs and expenses (including without limitation, court costs and reasonable attorneys' fees) suffered, sustained, incurred or required to be paid by any of BFP and its partners, agents and respective assigns arising out of or in respect to any breach or inaccuracy or any representation or warranty, or any failure to perform or comply with any covenant or agreement of Promota or ITS, contained in or made pursuant to this Agreement.

L.   MISCELLANEOUS.
     --------------

     1.   Closing  Costs.  Except  as  otherwise  specifically  provided herein,
          --------------
          BFP shall be obligated to pay the Closing costs, transfer costs applicable to this Agreement and the transfer of the Shares hereunder, and its own counsel and all other legal fees and costs related thereto. Both Promota and ITS each hold the other harmless from any obligation for the payment of any finder's fees or commissions in connection with the transactions contemplated by this Agreement as a result of any action of the indemnifying party.

     2.   Costs of  Bringing  Accounting  and  Filings  Current.  It  is
          -----------------------------------------------------
          specifically agreed by the parties that BFP, or its assigns, will pay for all expenses associated with bringing ITS' accounting records current to comply with necessary regulations required to, in turn, complete and bring current all necessary filings at the SEC. BFP specifically agrees that all costs associated with bring the accounting and SEC SB filings current shall be its expense. However, in the event ITS or Promota willfully or maliciously delays, or causes ITS to delay, the delivery of any documentation which will further cause a delay in that effort, BFP may terminate this Agreement. It is expressly agreed, however, that Promota's providing requested documents in a timely manner shall, in and of itself, demonstrate cooperation on Promota's part and, the sufficiency of the documents cannot constitute being uncooperative. In the event BFP elects to terminate this Agreement, BFP shall be entitled to recoup its evidenced expenses, including deposits described n this Agreement and accrued expenses, from ITS in the form of a Note, attached hereto as Exhibit G. Such note shall be convertible at the option of BFP into shares of ITS at a price of $.0015 per share. In addition to the Note described in this Paragraph, the parties hereby agree that Carey G. Birmingham shall remain as a member of the Board of Directors until such time a the Note is redeemed in either cash or stock.

     3.   Post Closing  Cooperation  by  Promota.  The  parties  hereto
          --------------------------------------
          acknowledge the intent of BFP to complete the filings required by the SEC and NASD as described in Para. G.4. Promota specifically agrees to cooperate fully, recognizing that time may be of the essence, with any reasonable requests by BFP for post closing documents which may be required by any governing body, as those requirements relate to Promota's ownership of shares during the period from 2003 too Closing.

     4.   Invalidity,  Modification  and  Waiver.  If  any  provision  of  this
          --------------------------------------
          Agreement shall be held to be invalid or void, the remaining provisions shall nevertheless remain in effect. No provision of this Agreement may be modified and the performance or observance thereof may not be waived except by written agreement of the parties affected thereby. No waiver of any violation or nonperformance of any provision of this Agreement shall be deemed to be a waiver of any subsequent violation or nonperformance of the same or any other provision of this Agreement.

     5.   Complete  Agreement.  This  Agreement  constitutes  the  complete  and
          -------------------
          exclusive statement of the agreement among the parties with respect to the subject matter thereof it supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty.

     6.   Applicable  Law,  Jurisdiction  and  Venue.  All  questions concerning
          ------------------------------------------
          the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of Texas. The parties hereto agree that any dispute or matter arising under this Agreement shall be resolved first by attempts at mediation and arbitration and only thereafter those attempts having been exhausted, any suit may only be brought in a United States District Court located in the State of Texas or any Texas State Court having jurisdiction over the subject matter of the dispute or matter. All parties hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

     7.   Article  and  Section  Titles.  The  headings herein are inserted as a
          -----------------------------
          matter of convenience only and do not define, limit, or describe the scope of this Agreement or the intent of the provisions hereof.

     8.   Binding  Provisions.  This  Agreement  is  binding  upon and inures to
          -------------------
          the benefit of, the parties hereto and there respective heirs, executors, administrators, personal and legal representatives, successors, and permitted assigns.

     9.   Terms.  Common  nouns  and  pronouns  shall  be deemed to refer to the
          -----
          masculine, feminine, neuter, singular, and plural, as the identity of the Person may in the context require.

     10.  Separability  of  Provisions.  Each  Provision  of  this  Agreement
          ----------------------------
          shall be considered separable; and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement, which are valid.

     11.  Counterparts.  This  Agreement  may  be  executed  simultaneously  in
          ------------
          two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The parties may complete the Closing contemplated herein in separate locations, and at differing times. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Facsimile signatures shall be acceptable in order to execute this Agreement.

     12.  Abandonment.  If  this  Agreement shall  fail to close as provided for
          -----------
          in Para. D as a result of a failure of any of the Conditions Precedent set forth in Para. G, all further obligations of the parties hereto under this Agreement shall terminate without further liability, and each party shall bear its own costs incident to the negotiation, preparation and anticipated Closing of this Agreement. In such event, each party shall return any data, material or assets of the other party received by it in contemplation of the Closing.

     13.  Representation  By  Counsel.  BFP  represents  herein that it has been
          ---------------------------
          fully and adequately represented by counsel in this transaction, having received the advice and counsel from the Office of David Loev, Attorney at Law, 2777 Allen Parkway, Suite 1000, Houston, TX 77019. Promota represents herein that it has been fully and adequately represented by counsel in this transaction, having received that advice and counsel of the law firm of Kirshenbaum & Kirshenbaum, PLLC, 5115 Oak Shadow Court, Dallas, TX 75287.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their respective authorized representative as of the date first written above.

     SELLER
     ------
     PROMOTA  INTERNATIONAL,  INC.


     By: /s/ Warren Kirshenbaum
     Name: Warren Kirshenbaum
     Title: Attorney - In - Fact

     BUYER
     -----
     BFP  TEXAS,  LTD.

     By: /s/ Carey G. Birmingham
     Name: Carey G. Birmingham
     Title: Managing General Partner

     COMPANY
     -------
     INTERNATIONAL  TEST  SYSTEMS,  INC.


     By: /s/ Warren Kirshenbaum
     Name: Warren Kirshenbaum
     Title: Director

                                    EXHIBIT A
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.



                                   RESOLUTION
                       RESOLUTION OF BOARD OF DIRECTORS OF
                        INTERNATIONAL TEST SYSTEMS, INC.
                              _______________, 2005

   RESOLUTION APPROVING THE APPOINTMENT OF CAREY G. BIRMINGHAM AS PRESIDENT AND
                                    DIRECTOR

     RESOLVED, that the Board of Directors hereby appoints Carey G. Birmingham, whose address is 20022 Creek Farm, San Antonio, TX 78259, as President, Chief Executive Officer and Director for a term to be determined by the Board, but not fewer than six (6) months, with all the authority appurtenant thereto.


Acknowledged  and  Agreed:
INTERNATIONAL TEST SYSTEMS, INC.


Mike  Dramytinos,  Chairman  and  Director



                          ,  Director
-------------------------

                                    EXHIBIT B
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.


                               CAREY G. BIRMINGHAM
                                20022 CREEK FARM
                              SAN ANTONIO, TX 78259
                                  210-481-5177





                  July 18, 2006
-----------------

To The Board of Directors, International Test Systems, Inc.:

I hereby submit my resignation, effective immediately, as President, CEO of International Test Systems, Inc., pursuant to the terms of the terms of the Stock Purchase Agreements between BFP Texas, Ltd. And Promota International,
Inc. dated                     , 2005.
          ---------------------

Sincerely,


Carey G. Birmingham

                                    EXHIBIT C
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.


The following is a complete and current list of any material litigation (which for this purpose shall mean a potential liability in excess of $5,000 or potential liabilities in the aggregate in excess of $5,000), arbitration, investigation or other legal proceeding relating to International Test Systems,
Inc.:

                                    EXHIBIT D
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.


The following is a complete and current list of any and all liabilities of ITS incurred after September 30, 2003:

                                    EXHIBIT E
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.


Board  resolution  authorizing  the  transfer  of  shares.

                                    EXHIBIT F
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.


Board  resolution  authorizing  the  transfer  of  shares.

                                    EXHIBIT G
                                    ---------
   TO STOCK PURCHASE AGREEMENT BETWEEN BFP TEXAS, LTD. AND PROMOTA INTERNATIONAL
                               TEST SYSTEMS, INC.

                                PROMISSORY NOTE

DATE:   __________,  2005
MAKER:  International  Test  Systems,  Inc.
PAYEE:   BFP  Texas,  Ltd.
PLACE  FOR  PAYMENT:   20022  Creek  Farm,  San  Antonio,  Texas  78259
PRINCIPAL  AMOUNT:     ________________________  and  No/100  Dollars ($__00.00)
ANNUAL  INTEREST  RATE  ON  UNPAID  PRINCIPAL  FROM DATE: Twelve percent (12%)
ANNUAL  INTEREST  RATE  ON  MATURED,  UNPAID  AMOUNTS:    Eighteen percent (18%)
TERMS  OF  PAYMENT  (PRINCIPAL  AND  INTEREST):  _________________

     Interest,  if  any,  on  any unpaid principal shall be due on the fifteenth
(15th)  of each month.   All unpaid principal and interest is due and payable on
_____________,  2006.

     The unpaid principal balance, including any unpaid and accrued interest, shall at no time exceed the sum of __________________ and No/100 Dollars ($___00.00). The unpaid principal balance of this note at any time shall be the total amounts loaned or advanced hereunder by Payee, less the amount of payments or prepayments of principal made hereon by or for the account of Maker. It is contemplated that by reason of prepayments hereon, there may be times when no indebtedness is due hereunder; but notwithstanding such occurrences, this note shall remain valid and shall be in full force and effect as to loans or advances made pursuant to and under the terms of this note subsequent to each such occurrence.

     Advances hereunder shall be made by Payee upon the oral or written request of the undersigned officer of Maker or any other officer of Maker authorized to make such a request.

     Maker promises to pay to the order of Payee at the place for payment and according to the terms of payment the principal amount plus interest at the rates stated above. All unpaid amounts shall be due by _______________.

     On default in the payment of this note or in the performance of any obligation in any instrument securing or collateral to it this note and all obligations in all instruments securing or collateral to it shall become immediately due at the election of Payee. Maker and each surety, endorser, and guarantor waive all demands for payment, presentations for payment, and notices of intention to accelerate maturity, protests, and notices of protest.

     If this note or any instrument securing or collateral to it is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee all costs of collection, including reasonable attorney's fees and court costs, in addition to other amounts due.

     Interest on the debt evidenced by this note shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited on the principal of the debt or, if that has been paid, refunded. On any acceleration or required or permitted prepayment, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal of the debt or, if the principal of the debt has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the debt.

     The terms Maker and Payee and other nouns and pronouns include the plural if more than one. The terms Maker and Payee also include their respective successors, representatives, and assigns.

        MAKER:  INTERNATIONAL  TEST  SYSTEMS,  INC.
        BY:
           ----------------------------------------
        MIKE  DRAMYTINOS  CHAIRMAN  OF  THE  BOARD